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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)       November 26, 2002
                                                --------------------------------

                                XeTel Corporation
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                  0-27482                  74-2310781
----------------------------    ---------------     ----------------------------
(State or other jurisdiction      (Commission               (IRS Employer
     of incorporation)            File Number)            Identification No.)


           2105 Gracy Farms Lane
                 Austin, TX                                     78758
--------------------------------------------------------------------------------
  (Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code        (512) 435-1000
                                                  ------------------------------


--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

On November 25, 2002, XeTel Corporation (the "Company") received approval from the United States Bankruptcy Court for the Western District of Texas, Austin Division to consummate the sale of certain of the assets of the Company to Celestica Acquisition Corp. pursuant to that certain Asset Purchase Agreement dated October 18, 2002, by and between the Company and Celestica. The Asset Purchase Agreement provides for (i) the transfer of certain of the Company's customer contracts, inventory and fixed assets; (ii) the assumption by Celestica of certain liabilities of the Company; and (iii) the hiring by Celestica of certain employees of the Company. The transfer of assets commenced immediately following the closing and is expected to be completed on or before December 20, 2002. The Company estimates that the sale, which closed on November 26, 2002, will result in total proceeds to the Company of $1.3 million to $1.5 million after giving effect to certain post-closing adjustments that are to be made on or before January 4, 2003. The total proceeds to the Company is less than the maximum consideration of $2.25 million provided in the Asset Purchase Agreement because certain of the Company's customers did not consent to the transfer of their contracts to Celestica.

As previously announced, XeTel will proceed with an orderly liquidation of its remaining assets under supervision of the United States Bankruptcy Court. The proceeds of the transaction with Celestica will be used to pay the claims of creditors in accordance with the provisions of the United States Bankruptcy Code. The Company believes that the holders of its common stock will not retain or recover any equity or other value as a result or upon the conclusion of the bankruptcy proceeding.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         (c)  Exhibits

               99.1     Press Release.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   XeTel Corporation
                                        ----------------------------------------
                                                      (Registrant)

        December 3, 2002                        /s/ Angelo DeCaro, Jr.
--------------------------------        ----------------------------------------
            Date                                   Angelo DeCaro, Jr.
                                          President and Chief Executive Officer

                                  EXHIBIT INDEX



EXHIBIT
NUMBER                     EXHIBIT TITLE
------                     -------------
99.1                       Press Release.